UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2008
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Capital Growth Systems, Inc.
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(Exact Name of Registrant as Specified in Its Charter)

Florida --------------------------------------	0-30831 -------------------------------	65-0953505 ----------------------------
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 W. Madison Street, Suite 2060, Chicago, Illinois 60661
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(Address of Principal Executive Offices, Including Zip Code)

(312) 673-2400
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(Registrant's Telephone Number, Including Area Code)

Not Applicable
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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Capital Growth Systems, Inc. (the “Company”), completed the sale of its NexVu Technologies business unit to NexVu APM, LLC, based in Naperville, IL. Under the terms of the transaction, the Company will receive a limited ownership interest in NexVu APM, LLC. The Company issued a press release announcing the transaction, which is attached hereto and incorporated herein as Exhibit 99.1.

Item 9.01 Exhibits.

Press Release dated August 27, 2008, announcing the sale of NexVu Technologies business unit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 2, 2008

CAPITAL GROWTH SYSTEMS, INC.

By:	/s/Jim McDevitt
Jim McDevitt
Chief Financial Officer